UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 5, 2012

BROCADE COMMUNICATIONS SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
130 Holger Way
San Jose, CA 95134
(Address, including zip code, of principal executive offices)
(408) 333-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On September 28, 2012, the California Superior Court, County of Santa Clara, issued an order preliminarily approving the proposed settlement between Brocade Communications Systems, Inc. (“Brocade”) and the named plaintiff in the matter captioned Stephen Knee vs. Brocade Communications Systems, Inc. (Case No.: 1-12-CV-220249). A hearing to determine whether the Court should issue an order of final approval of the settlement has been scheduled for December 14, 2012, at 9:00 a.m. at the Superior Court of the State of California, County of Santa Clara, Civil Division, located at 191 N. First Street, San Jose, California. Pursuant to the Court's order, any objections to the settlement must be filed in writing with the Court by no later than ten (10) calendar days prior to that final settlement hearing scheduled for December 14, 2012.
The details of the proposed settlement, the September 28, 2012 hearing, and the requirements for objections can be found in the Notice of Settlement ("Notice") contained in Brocade's press release, attached hereto as Exhibit 99.1. This Form 8-K and the attached press release containing the Notice are also available on Brocade's website under the “Company” and "Investor Relations" links. In addition, the Stipulation of Settlement can be found on Brocade's Investor Relations page at www.brcd.com under “Latest Information.”
The settlement relates to a proposal in Brocade's proxy statement for its 2012 Annual Meeting to increase the number of shares available for grant under Brocade's 2009 Stock Plan. Brocade's proxy statement for the 2012 Annual Meeting was filed with the Securities and Exchange Commission on February 24, 2012 and supplemental disclosures regarding the proposal were filed on April 12, 2012. Brocade's annual meeting of stockholders was held on April 12, 2012 and was adjourned until April 20, 2012 with respect to the vote on Brocade's proposal to increase the number of shares available for grant under the 2009 Stock Plan. At the reconvened session of the Annual Meeting, Brocade's stockholders approved the proposal.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit Description

99.1
Press release, dated October 5, 2012, containing the Notice of Settlement in the matter captioned Stephen Knee vs. Brocade Communications Systems, Inc. (Case No.: 1-12-CV-220249) in the California Superior Court, County of Santa Clara.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date: October 5, 2012	By:	/s/ Tyler Wall
Tyler Wall
Vice President, General Counsel and Corporate Secretary